Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of August 8, 2013 by and among Otelco Inc. (“Borrower”), the other Persons party hereto that are designated as “Credit Parties” on the signature pages hereof, General Electric Capital Corporation, as Agent and as a Lender, and the other Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties, Agent and the Lenders from time to time party thereto are parties to that certain Third Amended and Restated Credit Agreement, dated as of May 24, 2013 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Credit Parties have requested that Agent and the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.             Amendments to Credit Agreement.  Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)           Clause (c) of the definition of “Permitted Encumbrances” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money), leases to which any Credit Party is a party as lessee or surety or performance bonds (or any letters of credit securing or supporting surety or performance bonds), in each case made in the ordinary course of business;”

(b)           Annex C to the Credit Agreement is hereby amended by inserting the following new paragraph (i) at the end thereof:

“(i)           Notwithstanding any provision herein to the contrary, any deposit account opened, used and maintained solely for the purposes set forth in clause (c) of the definition of “Permitted Encumbrances” in Annex A shall be excluded from the requirements set forth in this Annex C.”

2.             Conditions.  The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)           the execution and delivery of this Agreement by each Credit Party, Agent and the Requisite Lenders; and

(b)           the truth and accuracy of the representations and warranties contained in Section 3 hereof.

3.             Representations and Warranties.  Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

(a)           the execution, delivery and performance by each of the Credit Parties of this Agreement have been duly authorized by all necessary action, and do not and will not:

(i)             contravene the terms of any of such Credit Party’s Organizational Documents;

(ii)           conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party is a party or by which such Credit Party or any of its property is bound or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

(iii)           violate any material law or regulation in any material respect;

(b)           such Credit Party has the power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;

(c)           this Agreement and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

(d)           after giving effect to this Agreement and the transactions contemplated hereby, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date); and

(e)           no Default or Event of Default exists or would result from the transactions contemplated by this Agreement.

4.             No Modification.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as expressly amended hereby, the Credit Agreement and the other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.  This Agreement shall constitute a Loan Document.

5.             Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

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6.             Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent.

7.            Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

8.            Severability.  The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

9.             Captions.  The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

10.          Reaffirmation.  Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or the Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

11.           Release of Claims.  In consideration of the Lenders’ and Agent’s agreements contained in this Agreement, each Credit Party hereby irrevocably releases and forever discharge the Lenders and Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

BORROWER:

OTELCO INC.

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

First Amendment to Third Amended and Restated Credit Agreement

CREDIT PARTIES:

OTELCO TELECOMMUNICATIONS LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

OTELCO TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

HOPPER TELECOMMUNICATIONS LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

BRINDLEE MOUNTAIN TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

BLOUNTSVILLE TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

First Amendment to Third Amended and Restated Credit Agreement

MID-MAINE TELECOM LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

MID-MAINE TELPLUS LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

I-LAND INTERNET SERVICES LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

COMMUNICATIONS DESIGN ACQUISITION LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

CRC COMMUNICATIONS LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

First Amendment to Third Amended and Restated Credit Agreement

SHOREHAM TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

SACO RIVER TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

PINE TREE TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

WAR TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

OTELCO MID-MISSOURI LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

GRANBY TELEPHONE LLC

By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer

First Amendment to Third Amended and Restated Credit Agreement

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and as a Lender

By:	/s/ Thomas Costello
Name: Thomas Costello
Title: Duly Authorized Signatory

First Amendment to Third Amended and Restated Credit Agreement

CoBank, ACB		,
as a Lender

By:	/s/ Ken Allen
Name: Ken Allen
Title: Vice President

First Amendment to Third Amended and Restated Credit Agreement

Raymond James Bank, N.A.		,
as a Lender

By:	/s/ H. Fred Coble, Jr.
Name: H. Fred Coble, Jr.
Title: Senior Vice President

First Amendment to Third Amended and Restated Credit Agreement

Webster Bank, N.A.		,
as a Lender

By:	/s/ Eric Ratner
Name: Eric Ratner
Title: Vice President

First Amendment to Third Amended and Restated Credit Agreement